Intangible Assets, Net	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about intangible assets [text block] [Abstract]
INTANGIBLE ASSETS, NET
11.	INTANGIBLE ASSETS, NET

Intangible assets represent computer software. The intangible assets are recorded at historic acquisition costs, and amortized on a straight-line basis over their estimated useful lives.

Costs associated with maintaining computer software programs are recognized as an expense as incurred. Development costs that are directly attributable to the design and testing of identifiable and unique software products controlled by the Company will be recognized as intangible assets when the criteria of intangible assets are met.

Intangible assets are not amortized where their useful lives are assessed to be indefinite. The useful life of an intangible asset that is not being amortized is reviewed annually to determine whether events and circumstances continue to support the indefinite useful life assessment for that asset. Otherwise, the change in useful life assessment from indefinite to finite is accounted for prospectively from the date of change and in accordance with the policy for amortization of intangible assets with finite lives as set out above. As of June 30, 2021 and December 31, 2020, the Company had no indefinite lived intangible assets.

Computer software
Cost
At December 31, 2020	$995,045
Additions	4,782
Exchange difference	(63,211)
At June 30, 2021 (Unaudited)	936,616

Accumulated amortization
At December 31, 2020	771,637
Amortization charged for the year	24,559
Exchange difference	(49,018)
As June 30, 2021 (Unaudited)	747,178

Net book value
At June 30, 2021 (Unaudited)	$189,438